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                                                                    EXHIBIT 10.1




                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT


     This Amendment No. 1 to Employment Agreement ("Amendment") dated as of January 1, 1999, amends the Employment Agreement dated as of January 1, 1997 (the "Original Agreement") between WEYCO GROUP, INC., a Wisconsin corporation ("the "Company") and THOMAS W. FLORSHEIM, SR. ("Florsheim").

Background

The Company and Florsheim are parties to the Original Agreement, pursuant to which Florsheim is employed as the Chairman of the Board and Chief Executive Officer of the Company at an annual salary of $400,000, or such greater amount as the Board of Directors of the Company may fix. The Company and Florsheim have now agreed that (a) effective April 1, 1998, Mr. Florsheim will serve at an annual salary of $250,000 or such greater amount as the Board of Directors may fix, and (b) effective January 1, 1999, Mr. Florsheim will serve as the Chairman of the Board of the Company and will no longer be its Chief Executive Officer. The purpose of this Amendment is to revise the Original Agreement to reflect these changes and to extend its term through December 31, 2003.

Agreement

1. The second sentence of Paragraph 1 of the Original Agreement is amended as of January 1, 1999, to read as follows:

                  "Florsheim shall have such title and responsibilities as the Company's Board of Directors shall from time to time assign to him, but the duties which he shall be called upon to render hereunder shall not be of a nature substantially inconsistent with those he has rendered and is currently rendering to the Company as its Chairman of the Board."

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2.   The first sentence of Paragraph 2 of the Original Agreement is hereby amended as of April 1, 1998, to read as follows:

                  "As compensation for his services to the Company during the term of this Agreement in whatever capacity or capacities rendered, the Company shall, subject to the provisions of Paragraph 3 hereof, pay Florsheim a salary of $250,000 (Two Hundred Fifty Thousand Dollars) per annum, or such greater amount per annum as the Board of Directors of the Company may, in its discretion, fix; said salary to be payable in equal, or approximately equal, biweekly installments.

3. The first sentence of Paragraph 3 of the Original Agreement is hereby amended to extend the term of the Agreement to and including December 31, 2003.

4. Except as revised herein, the Original Agreement is hereby confirmed in all respects.

     IN WITNESS WHEREOF, Florsheim has duly executed that this Amendment and the Company has caused this Amendment to be executed by its duly authorized officers and its corporate seal to be affixed hereunto, all as of the day and year first above written.

                                          WEYCO GROUP, INC.
                                          a Wisconsin corporation

                                          By: /s/ Thomas W. Florsheim, Jr.
                                              --------------------------------
                                          Name: Thomas W. Florsheim, Jr.
                                               -------------------------------
                                          Title: President and Chief Executive
                                                 Officer
                                                ------------------------------

                                          Attest: /s/ John Wittkowske
                                                 -----------------------------
                                          Name: John Wittkowske
                                               -------------------------------
                                          Title: Secretary
                                                ------------------------------



                                           /s/ Thomas W. Florsheim
                                          ------------------------------------
                                          Thomas W. Florsheim